SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

      Filed by the registrant |X|
      Filed by a party other than the registrant |_|
      Check the appropriate box:

      |X| Preliminary proxy statement            |_| Confidential, for Use of
      |_| Definitive proxy statement                 the Commission Only as
      |_| Definitive additional materials            permitted by Rule 14a-6(e)
      |_| Soliciting material pursuant to            (2))
          Rule 14a-11(c) or Rule 14a-12

                           GREG MANNING AUCTIONS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      |X|  No Fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

      |_|  Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

      (2)  Form, schedule or registration statement no.:

      (3)  Filing party:

      (4)  Date filed:

                           GREG MANNING AUCTIONS, INC.
                               775 PASSAIC AVENUE
                         WEST CALDWELL, NEW JERSEY 07006



                                                   August 30, 1999


To the shareholders of Greg Manning Auctions, Inc.:

        You are cordially invited to attend the special meeting of shareholders of Greg Manning Auctions, Inc. to be held on Wednesday, September 29, 1999 at 10:00 a.m., local time, at the Company's corporate headquarters at 775 Passaic Avenue, West Caldwell, New Jersey 07006. Notice of the special meeting and Proxy Statement describing the formal business to be conducted at the special meeting follow this letter.

        At this special meeting, holders of shares of common stock of GMAI will be asked to consider and vote upon a proposal to approve and ratify the issuance and sale of 200,000 shares of GMAI common stock on October 29, 1998 to each of Leon H. Liebman, Greg Manning and Afinsa Bienes Tangibles, S.A. pursuant to certain investment agreements.

        The Board of Directors has approved the issuance and sale of the 200,000 shares of common stock to each of Liebman, Manning and Afinsa and believes it is in the best interests of GMAI and its shareholders to approve and ratify the proposal to be considered at the special meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS WHO HOLD SHARES OF COMMON STOCK COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

         Only GMAI shareholders of record on August 27, 1999 will be entitled to vote at the special meeting and at any adjournments or postponements of that meeting. The foregoing item of business is more fully described in the accompanying Proxy Statement. A complete list of shareholders entitled to vote at the special meeting will be open to examination, during ordinary business hours, at GMAI's corporate headquarters, by any shareholder for any relevant purpose, for the ten days prior to the special meeting.

        If you have any questions or require additional information about the special meeting or the private transactions giving rise to the special meeting, please call Martha Husick, Corporate Secretary at (973) 882-0004.

                                    Sincerely,


                                    /s/ Greg Manning
                                    -------------------------
                                    GREG MANNING
                                    Chairman of the Board and
                                    Chief Executive Officer

                           GREG MANNING AUCTIONS, INC.
                               775 PASSAIC AVENUE
                         WEST CALDWELL, NEW JERSEY 07006
                                 (973) 882-0004


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 29, 1999


        The special meeting of shareholders of Greg Manning Auctions, Inc. will be held at the Company's corporate headquarters at 775 Passaic Avenue, West Caldwell, New Jersey 07006 at 10:00 a.m., local time, on Wednesday, September 29, 1999, for the following purposes:

        1. To consider and vote upon a proposal described more fully in the accompanying Proxy Statement to approve and ratify the issuance and sale of 200,000 shares of common stock, $0.01 par value per share, of GMAI on October 29, 1998 to each of Leon H. Liebman, Greg Manning and Afinsa Bienes Tangibles, S.A. pursuant to certain investment agreements.

        2. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.


         Only shareholders of record at the close of business on August 27, 1999 are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting.

        THE BOARD OF DIRECTORS OF GREG MANNING AUCTIONS, INC. UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE ISSUANCE AND SALE OF 200,000 SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF GMAI ON OCTOBER 29, 1998 TO EACH OF LEON H. LIEBMAN, GREG MANNING AND AFINSA BIENES TANGIBLES, S.A.

        Whether or not you plan to attend the special meeting in person, please complete, sign, date and return the enclosed proxy in the accompanying postage-paid envelope. Shareholders attending the special meeting may vote in person even if they have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the special meeting.

                                    By Order of the Board of Directors,

                                    /s/Greg Manning
                                    ---------------------------
                                    Greg Manning
                                    Chairman of the Board and
                                    Chief Executive Officer

West Caldwell, New Jersey
August 30, 1999

                           GREG MANNING AUCTIONS, INC.
                               775 PASSAIC AVENUE
                         WEST CALDWELL, NEW JERSEY 07006


                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                               SEPTEMBER 29, 1999
                           --------------------------

                                   BACKGROUND

        On October 29, 1998, Greg Manning Auctions, Inc. and each of Leon H. Liebman, Greg Manning and Afinsa Bienes Tangibles, S.A. entered into an investment agreement which provided for the issuance and sale of 200,000 shares of common stock, $0.01 par value per share, of GMAI at a cash purchase price of $2.50 per share. On October 29, 1998, the closing bid price for the Company's common stock on the Nasdaq Smallcap Market was $2.4375 per share.

        On October 29, 1998, GMAI also entered into a stock purchase agreement with Leon H. Liebman, Bernard Rome and Richard F. Makely, the shareholders of Teletrade, Inc., which provided for the acquisition of all of the issued and outstanding capital stock of Teletrade, Inc. In consideration therefore, among other things, GMAI issued 750,000 shares of common stock to Leon H. Liebman.

        Under National Association of Securities Dealers, Inc. Rule 4310(c)(25)(H)(i)(c), companies that are listed on the Nasdaq SmallCap Market must obtain shareholder approval prior to issuing greater than 20% of the issuers outstanding shares of common stock. The purchases by Liebman, Manning and Afinsa represented less than 20% of GMAI's then outstanding common stock. The issuance to Liebman of 750,000 shares of common stock in connection with the Teletrade acquisition, when combined with the private placement of 600,000 shares, represented greater than 20% of GMAI's then outstanding common stock. While GMAI believes that the private placement to Liebman, Manning and Afinsa was not part of the same transaction as the acquisition of Teletrade, Nasdaq has advised GMAI that the two transactions should be aggregated and, therefore, the private placement of the 600,000 shares of common stock must be ratified and approved by the GMAI shareholders.

         The Board of Directors has therefore called a special meeting of shareholders to be held at the Company's corporate headquarters at 775 Passaic Avenue, West Caldwell, New Jersey 07006 on September 29, 1999, at 10:00 a.m. (local time), and any other dates or times to which the meeting may be adjourned. The Board of Directors has sent you this Proxy Statement to solicit your proxy to vote on your behalf at the special meeting. Only shareholders of record as of the close of business on August 27, 1999 will be entitled to notice of, and to vote at, the special meeting. The Board of Directors is first sending this Proxy Statement and accompanying form of proxy to the shareholders on or about August 30, 1999.

        At the special meeting, shareholders will be asked to consider and vote upon the following proposal:

          o To approve and ratify the issuance and sale of 200,000 shares of GMAI common stock, $0.01 par value per share, on October 29, 1998 to each of Leon H. Liebman, Greg Manning and Afinsa Bienes Tangibles, S.A. pursuant to certain investment agreements.

        Shareholders will also be asked to consider and vote upon such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

        On August __, 1999, Messrs. Liebman and Manning and Afinsa placed their 600,000 shares of common stock in escrow. While the shares are in escrow, Liebman, Manning and Afinsa are not permitted to vote or sell, pledge, assign or otherwise transfer their shares. In addition, they are not permitted to vote the 600,000 shares at the special meeting. In the event the shareholders approve and ratify the proposal, the 600,000 shares will be released from escrow.

        In the event the shareholders do not approve the proposal, GMAI will cancel the 600,000 shares of common stock and issue to each of Liebman, Manning and Afinsa 200,000 shares of non-voting preferred stock of GMAI which will be convertible into 200,000 shares common stock only upon subsequent shareholder approval and ratification of the private placement.


                               GENERAL INFORMATION

Voting Securities

         Only shareholders of record as of the close of business on August 27, 1999 (the "Record Date") will be entitled to vote at the special meeting and any adjournment thereof. As of the Record Date, there were 6,200,995 shares of common stock issued and outstanding (excluding the 600,000 shares issued and sold in the private placement) and 99 record holders of common stock. Shareholders may vote in person or by proxy. Each shareholder of record as of the Record Date is entitled to one vote for each share of common stock held at the special meeting. GMAI's by-laws provide that a majority of all of the shares of common stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting. The affirmative vote of a majority of the shares represented at the special meeting and entitled to vote is required to approve the proposal. Executive officers and directors of GMAI who owned, in the aggregate, as of the Record Date, without giving effect to the private placement, 52.4% of the outstanding common stock have indicated an intention to vote in favor of the proposal. Liebman, Manning and Afinsa will not be entitled to vote the 600,000 shares issued in the private placement.


Solicitation of Proxies

         GMAI will bear the cost of soliciting proxies. In addition, GMAI will solicit shareholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of GMAI registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. GMAI may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication, without additional compensation. GMAI has retained ADP Proxy Servers to act as information agent in connection with the solicitation of proxies. The fees to be paid to such firm for such services are expected to be approximately $2,000, plus reasonable out-of-pocket costs and expenses.

Voting and Revocation of Proxies

        All shares of common stock represented by a proxy properly signed and received at or prior to the special meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. If no choice is indicated on the proxy, the shares of common stock represented by such proxy will be voted in favor of the proposal.

        Only shares affirmatively voted in favor of the proposal (including properly executed proxies not containing voting instructions) will be counted as favorable votes for the proposal. The failure to submit a proxy (or to vote in person) or the abstention from voting will have the same effect as a vote against the proposal. Under New York law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the special meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of all business. Because shares with respect to which shareholders abstain are deemed to be present and entitled to vote, abstentions as to the proposal will have the same effect as a vote against the proposal. Broker non-votes, however, will be treated as not voted for purposes of determining approval of the proposal and will not be counted as votes for or against the proposal. Proxy holders may, in their discretion, vote shares to adjourn the special meeting to solicit additional proxies in favor of the proposal. However, shares of common stock with respect to which a proxy is signed and returned indicating a vote against the proposal will not be so voted to adjourn. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of GMAI a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the special meeting and voting in person.

        The Board of Directors is not currently aware of any business to be acted upon at the special meeting other than as described herein. If, however, other matters are properly brought before the special meeting, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment, subject to applicable rules of the Securities and Exchange Commission or New York law.


Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information with respect to the beneficial ownership of shares of GMAI common stock, as of (a) October 26, 1998 (a date prior to the private placement) and (b) July 26, 1999, by (i) each person known (based solely on Schedules 13D or G filed) to GMAI to be the beneficial owner of more than 5% of the common stock, (ii) each member of the Board of Directors of GMAI, (iii) the named executive officers of GMAI and (iv) all directors and executive officers of GMAI as a group (based upon information furnished by such persons). Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                          Number of Shares                    Number of Shares
                          Beneficially Owned                  Beneficially Owned
                          (Pre-Private Placement)(1)          (As of July 26, 1999)(1)
                          --------------------------          -------------------------
                          Number     Percentage (3) (%)       Number      Percentage (4) (%)
                          ------     ------------------       ------      ------------------
Name and Address(2)
-------------------
Greg Manning            1,400,000(5)      31.0%             1,600,000(6)        23.2%

Afinsa Bienes Tangibles,    442,000       10.0%               1,117,623         16.4%
S.A.(7)
Lagasca 88
Madrid, Spain 28001

Albertino de Figueiredo   442,000(8)      10.0%             1,121,373(9)        16.5%
Lagasca 88
Madrid, Spain  28001

Leon Liebman                 25,000         *                973,720(10)        14.3%


William T. Tully, Jr.    200,400(11)       4.3%              110,500(12)         1.6%

                                        3


Scott Rosenblum            6,250(13)        *                 14,000(14)           *
919 Third Avenue
New York NY 10022

David Graham              18,750(15)        *                 21,250(16)           *

James Smith                       -         -                  2,500(17)           *

Anthony L. Bongiovani      1,000(18)        *                  4,750(19)           *
104 Broadway
Denville, NJ  07866


All Executive Officers
and Directors, as a
group                     2,093,400      35.2%                3,848,093         55.2%

---------------------------------

*       Less than 1%.

(1) Except as otherwise indicated below, each named person has voting and investment power with respect to the securities owned by them.

(2) Except as otherwise indicated, the address of each beneficial owner is 775 Passaic Avenue, West Caldwell, New Jersey 07006.

(3) Based on 4,419,997 shares outstanding as of October 26, 1998 calculated in accordance with Rule 13d- 3(d)(1)(i) under the Securities and Exchange Act of 1934, as amended.

(4) Based on 6,800,995 shares outstanding as of July 26, 1999 calculated in accordance with Rule 13d- 3(d)(1)(i) under the Securities and Exchange Act of 1934, as amended.

(5) Includes options to purchase 100,000 shares of Common Stock exercisable within 60 days granted pursuant to the 1993 Stock Option Plan.

(6) Includes options to purchase 100,000 shares of Common Stock exercisable within 60 days granted pursuant to the 1993 Stock Option Plan.

(7) Mr. de Figueiredo, a director of GMAI, owns 50% of the outstanding stock of Afinsa. Mr. de Figueiredo disclaims beneficial ownership of the shares owned by Afinsa, except to the extent of his pecuniary interest therein.

(8) Consists of shares owned by Afinsa of which Mr. de Figueiredo is a 50% stockholder. Does not include options to purchase 15,000 shares of Common Stock granted pursuant to the 1997 Stock Option Plan. Mr. de Figueiredo disclaims beneficial ownership of the shares owned by Afinsa, except to the extent of his pecuniary interest therein.

(9) Includes (a) 1,117,623 shares of Common Stock owned by Afinsa of which Mr. de Figuereido is a 50% stockholder and (b) options to purchase 3,750 shares of Common Stock exercisable within 60 days granted pursuant to the 1997 Stock Option Plan (but does not include options to purchase 11,250 shares of Common Stock not currently exercisable granted pursuant to the 1997 Stock Option Plan). Mr. de

        Figueiredo disclaims beneficial ownership of the shares owned by Afinsa, except to the extent of his pecuniary interest therein.

(10) Does not include options to purchase 15,000 shares of Common Stock granted pursuant to the 1997 Stock Option Plan which are not currently exercisable.

(11) Includes (a) 400 shares owned by members of Mr. Tully's immediate family and (b) options to purchase 200,000 shares of Common Stock exercisable within 60 days granted pursuant to the 1993 Stock Option Plan. Mr. Tully disclaims beneficial ownership of the shares owned by family members, except to the extent of his pecuniary interest therein.

(12) Includes options to purchase 50,000 shares of Common Stock exercisable within 60 days granted pursuant to the 1997 Stock Option Plan.

(13) Consists of options to purchase 6,250 shares of Common Stock exercisable within 60 days granted pursuant to the 1993 Stock Option Plan (but does not include options to purchase 8,750 shares of Common Stock not currently exercisable).

(14) Includes options to purchase 10,000 shares of Common Stock exercisable within 60 days granted pursuant to the 1993 Stock Option Plan (but does not include options to purchase 20,000 shares of Common Stock not currently exercisable).

(15) Consists of options to purchase 18,750 shares of Common Stock exercisable within 60 days granted pursuant to the 1993 Stock Option Plan (but does not include options to purchase 6,250 shares of Common Stock not currently exercisable).

(16) Includes options to purchase 625 shares of Common Stock exercisable within 60 days granted pursuant to the 1997 Stock Option Plan (but does not include options to purchase 3,125 shares of Common Stock not currently exercisable).

(17) Consists of options to purchase 2,500 shares of Common Stock exercisable within 60 days granted pursuant to 1997 Stock Option Plan (but does not include options to purchase 17,500 shares of Common Stock not currently exercisable).

(18) Does not include options to purchase 15,000 shares of Common Stock not currently exercisable granted pursuant to the 1997 Stock Option Plan.

(19) Includes options to purchase 3,750 shares of Common Stock exercisable within 60 days granted pursuant to the 1997 Stock Option Plan (but does not include options to purchase 26,250 shares of Common Stock not currently exercisable).

                                  THE PROPOSAL

        At the special meeting the shareholders are being asked to vote upon and approve and ratify the issuance and sale of 200,000 shares of GMAI common stock on October 29,1998 to each of Messrs. Liebman and Manning and Afinsa pursuant to the terms of the investment agreements at a purchase price of $2.50 per share. On October 29,1998, the closing bid price for the Company's common stock was $2.4375 per share.

        On August __, 1999, Liebman, Manning and Afinsa placed their 600,000 shares in escrow. While the shares are in escrow, Liebman, Manning and Afinsa are not permitted to vote or sell, pledge, assign or otherwise transfer their shares. In addition, they are not be permitted to vote the 600,000 shares at the special meeting. In the event the shareholders approve and ratify the proposal, the 600,000 shares will be released from escrow.

        In the event the shareholders do not approve and ratify the proposal, GMAI will cancel the 600,000 shares of common stock and issue to each of Liebman, Manning and Afinsa 200,000 shares of non-voting preferred stock of GMAI which will be convertible into 200,000 shares of common stock only upon subsequent shareholder approval and ratification of the private placement.

        The terms of the investment agreements and related transactions with Liebman, Manning and Afinsa are summarized below and are qualified in their entirety by the investment agreements, copies of which are attached hereto as Exhibits A, B and C. In addition, described below are the Nasdaq rules which require the shareholders approval.

Description of Transaction

        On October 29, 1998, GMAI entered into investment agreements relating to, among other things, the issuance and sale by GMAI to each of Liebman, Manning and Afinsa of 200,000 shares of common stock at a cash purchase price of $2.50 per share. On the same date, GMAI entered into a stock purchase agreement with Leon H. Liebman, Bernard Rome and Richard F. Makely, the shareholders of Teletrade, Inc., pursuant to which GMAI acquired all of the issued and outstanding capital stock of Teletrade, Inc. In consideration therefore, among other things, GMAI issued 750,000 shares of common stock to Leon H. Liebman. After giving effect to the private placement and the shares issued in connection with the acquisition of Teletrade, Liebman, Manning and Afinsa would have held 16.9%, 26.0% and 11.1%, respectively, of GMAI common stock then outstanding.

Nasdaq Approval Requirement

        Because GMAI's common stock is listed on the Nasdaq SmallCap Market, GMAI is subject to Nasdaq's corporate governance rules, including Rule 4310(c)(25)(H)(i)(c)(2) which provides that an issuer must obtain shareholder approval prior to selling or issuing common stock (or securities convertible into common stock) in a transaction where the amount of common stock to be issued is greater than 20% of the common stock or voting power of the company outstanding prior to the issuance.

         The private placement of 600,000 shares of GMAI common stock represented less than 20% of GMAI's outstanding common stock at the time of the purchase. The issuance and sale of 750,000 shares to Liebman in connection with the acquisition of Teletrade, when combined with the private placement, represented greater than 20% of GMAI's outstanding common stock at the time of the issuance. GMAI was recently informed by Nasdaq that shareholder approval was required since, according to Nasdaq, the 600,000 shares issued in the private placement were issued in connection with the Teletrade acquisition.

        On August __, 1999, Liebman, Manning and Afinsa placed their 600,000 shares in escrow. While the shares are in escrow, Liebman, Manning and Afinsa are not permitted to vote or sell, pledge, assign or otherwise transfer their shares. In addition, they are not permitted to vote the 600,000 shares at the special meeting. In the event the shareholders approve and ratify the proposal, the 600,000 shares will be released from escrow.

        In the event the shareholders do not approve and ratify the proposal, GMAI will cancel the 600,000 shares of common stock and issue to each of Liebman, Manning and Afinsa 200,000 shares of non-voting preferred stock of GMAI which will be convertible into 600,000 shares of common stock only upon subsequent shareholder approval and ratification of the private placement.

        THE BOARD OF DIRECTORS BELIEVES THE PROPOSAL TO BE IN THE BEST INTERESTS OF GMAI AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE PROPOSAL.

                                  OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors knows of no matters that will be presented for consideration at the special meeting other than as described in this Proxy Statement. If any other matters shall properly come before the special meeting or any adjournment or postponements thereof and be voted upon, the enclosed proxy will be deemed to confer discretionary authority in the individuals named as proxies therein to vote the shares represented by such proxy as to any such matters. The persons name as proxies intend to vote or not to vote in accordance with the recommendation of management of GMAI.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

        Under the provisions of GMAI's by-laws, shareholder proposals intended to be considered at the Company's 1999 annual meeting, must be received at the Company's principal executive offices not later than _____, 1999. Additionally, under the rules of the Securities and Exchange Commission relating to when a
company  must  include  a  shareholder's   proposal  in  its  proxy   statement,
shareholder proposals intending to be included in the Company's 1999 Proxy Statement must be received at the Company's principal executive offices no later than ______________, 1999.

                                          By Order of the Board of Directors



                                          /s/ Greg Manning
                                          ---------------------------
                                          Greg Manning
                                          Chairman of the Board
                                          and Chief Executive Officer

West Caldwell, New Jersey
August 30, 1999

                                   PROXY CARD

                           GREG MANNING AUCTIONS, INC.

                         Special Meeting of Shareholder

                          -----------------------------


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

        The undersigned shareholder of GREG MANNING AUCTIONS, INC. (the "Company") hereby appoints Greg Manning and James Smith, and each of them, as proxies of the undersigned, with full power of substitution to each, to represent and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Company's Special Meeting to be held at the Company's corporate headquarters at 775 Passaic Avenue, West Caldwell, New Jersey 07006, on the 29th of September, 1999, at 10:00 a.m., local time, and at any adjournments thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies or their substitutes to vote as follows:

1. Approval and ratification of the issuance sale of 600,000 shares of common stock of the Company.

               FOR |_|              AGAINST |_|          ABSTAIN |_|

and in their discretion, upon any other matters that may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

            (Continued and to be dated and signed on the other side.)

        PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

        Receipt of the Notice of Special Meeting and of the Proxy Statement is hereby acknowledged.


                                Dated: _____________________________, 1999


                                ------------------------------------------
                                          (Signature of Shareholder)


                                -------------------------------------------
                                          (Signature of Shareholder)

                                Please sign exactly as your name(s) appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

        I plan to attend the Special  Meeting in person:
                                 |_| Yes
                                 |_| No